UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

ZIM CORPORATION
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

0-30432	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

150-150 Isabella Street Ottawa, Ontario, Canada K1S 1V7
(Address of principal executive offices, including zip code)

(613) 727-1397
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 28, 2007, Ms. Jennifer North announced her intention to resign from the position of Chief Financial and Accounting Officer for ZIM Corporation effective April 11, 2007.

(c) Effective April 11, 2007, Michael Cowpland will be appointed to the position of Chief Financial and Accounting Officer for ZIM Corporation. Mr. Cowpland currently serves as the President and Chief Executive Officer of the company, a role in which he has served since 2001. The remaining information required by this Item is incorporated by reference from the section of Zim Corporation’s 2006 Proxy Statement entitled “Certain Relationships and Related Transactions,” which was filed on August 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIM CORPORATION

March 30, 2007	By: /s/ Michael Cowpland Name: Michael Cowpland Title: President and Chief Executive Officer

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